Item 1: Report to Shareholders

Short-Term Bond Fund	November 30, 2007

The views and opinions in this report were current as of November 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Short-term bonds provided a good return during the past six months, a period in which bond performance overall diverged significantly. High-quality bonds generated solid returns as weak economic data, a turbulent stock market, and hopes for continuing rate cuts by the Federal Reserve boosted their appeal. Treasuries were especially strong, reflecting their status as a “safe haven” in periods of turmoil, but the uncertain economic and credit environment weighed heavily on riskier bonds.

HIGHLIGHTS

• Fixed-income returns were mixed during the past six months, but short-term bonds performed well.

• The fund’s return lagged the Lehman Brothers index but surpassed that of its Lipper peer group.

• Our emphasis on higher-yielding securities to increase dividend income was a slight detriment to relative results in the recent period, but we remain optimistic about the viability of this strategy long term.

• The Fed balances the risk of higher inflation against its desire to forestall a recession, but bonds with shorter-term maturities are less vulnerable than long-term bonds to interest rate fluctuations.

Troubling economic signals and continued stress in the credit markets encouraged investors to be cautious and led to a sharp rally in Treasury prices during the past six months. The contraction in the housing sector continued, as home prices fell across the country and several major backers of home loans reported problems because of their own exposure to the subprime debacle.

The Fed's Role in Maintaining Financial Markets

In its role as the nation's central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts fixed-income yield and consumer and business loan rates. Keeping inflation in check, while maintaining sustainable economic growth, has typically been the Fed's most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

Recently, the Fed became a highly visible player in dealing with the unfolding "credit crunch." As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns—in this case subprime mortgages—and ignoring the clear risks. As worries spread about defaulting subprime loans, risk aversion spread across areas of the fixed-income markets, causing yield spreads to widen on many types of asset-backed securities and corporate and municipal bonds, as well as higher-risk emerging markets and high-yield bonds. At the same time, the Treasury market, often viewed as a safe haven, enjoyed a strong rally.

As the credit crunch worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Initially, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate—and offered longer-term loans against a wide range of collateral, including mortgage-backed securities—and subsequently lowered the fed funds rate a total of 75 basis points during the reporting period (100 basis points equal 1.00%). While there are signs that stability is returning to some sectors in the credit markets, fragility persists. It appears that the Fed stands ready to lower the federal funds rate further to prevent financial market conditions from affecting the economy.

Fed Funds Rate History

7%
6
5
4
3
2
1
0
12/99
12/00
12/01
12/02
12/03
12/04
12/05
12/06
12/07

Source: Federal Reserve Board.

Note: The last quarter-point rate cut occurred on December 11, after the end of the reporting period.

Indeed, home foreclosures hit a record high in the third quarter of the year, surpassing the previous high set in the second quarter. The credit situation has become alarming enough for Treasury Secretary Henry Paulson to design a plan that may provide relief for some affected borrowers. The plan freezes mortgage rates for five years on certain subprime loans. Many economists have become concerned that worsening conditions in the housing market could bring on a recession in 2008. On a more positive note, the nation’s unemployment picture looked better than expected in November. The unemployment rate remained steady at 4.7%; some forecasters had expected unemployment to tick up a notch to 4.8%.

Federal Reserve Chairman Ben Bernanke gave investors a bit more hope that short-term interest rates could fall further. In a speech at the end of November, he said that tight credit conditions, the housing slump, and high energy prices would likely create some “headwinds for the consumer.” He went on to say that the central bank would be “exceptionally alert and flexible” in its efforts to avoid a recession. The Fed lowered the fed funds rate for a third time in recent months, following the end of our reporting period. Treasury yields fell to their lowest levels in more than two years. The decline has been especially acute on the shortest-term securities, an indication of investors’ expectation for continued cuts in the federal funds rate.

PERFORMANCE

Your fund generated a solid gain over the six months ended November 30, 2007, trailing the Lehman Brothers 1-3 Year U.S. Government/Credit Index but surpassing the Lipper peer group average. Our shortfall versus the Lehman Brothers index was primarily due to our exposure to higher-yielding securities. (Performance for the Advisor Class shares was lower than the fund’s, reflecting their higher expense ratio.) The fund’s net asset value rose from $4.68 at the end of May to $4.74 at the end of November, and dividends contributed $0.11 per share, resulting in a solid total return for the six-month period. As we have stated in the past, the objective of the fund is to provide greater income than is available from a money market fund, but with a higher degree of principal risk.

During the past six months, we maintained a roughly neutral duration relative to our benchmark because of uncertainties in the market. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates; see the glossary following this letter for a more detailed explanation.) We still expect further weakness in the housing market, but the degree to which it will affect consumer demand remains uncertain. At this time, we expect all adjustments to the portfolio’s duration to be more tactical than strategic until we see a clear direction for the economy.

Much of the last six months was marked by risk aversion and a flight to quality sparked by credit concerns and uncertainty regarding the strength of the economy. In an effort to increase the overall yield of our portfolio, we overweighted riskier bonds, including mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, and corporate bonds. At the same time, we underweighted U.S. Treasury securities relative to the Lehman benchmark. During a period in which Treasuries outperformed other segments of our market, our strategy was detrimental to the fund’s relative performance. Nevertheless, the fund’s absolute return was strong, and we continue to have confidence that this approach will prove to be the most appropriate over the long term.

We also took advantage of several opportunities to purchase high-quality corporate securities—mainly in sectors that have historically been considered defensive, such as utilities, energy, and aerospace and defense. We continue to keep sufficient cash on hand to take advantage of opportunities to buy on weakness as those situations become available.

At the end of November, 33% of the portfolio was allocated to mortgage-backed securities, 27% to corporate bonds and notes, 12% to asset-backed securities, and the remaining 28% to U.S. agency obligations, U.S. Treasuries, other securities and reserves. (Less than 1% of portfolio assets were exposed to subprime mortgage securities, and the ones we own are older securities issued before the decline in underwriting standards that occurred during the second half of 2005.)

Only 17% of the portfolio was invested in BBB securities (the lowest end of the investment-grade range) and 1% in BB bonds, while 10% was in cash, and 72% was rated A or higher.

OUTLOOK

The Federal Reserve faces a difficult task ahead. Policymakers have acknowledged that economic and credit conditions have deteriorated over the past month, and they could decide to cut the federal funds rate again early in 2008. At the same time, consumer price inflation remains elevated, due in large part to historically high oil prices. The nation’s central bank is performing a precarious balancing act as it decides whether to risk a short-term rise in inflation in order to deal with accumulating economic risks. Whichever monetary policy the Fed pursues in coming months is bound to have an impact on the fixed-income market—and, consequently, on bond investors. Fortunately, our segment of the market, which encompasses bonds with shorter-term maturities, should not be affected to the same extent as long-term bonds, which are more susceptible to changes in interest rates.

As always, we will continue to monitor bond market conditions closely and look for investment opportunities as they become available.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

December 14, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers 1-3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in both the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

30-Day SEC Yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 11/30/07‡	Year Ended 5/31/07‡	5/31/06‡	5/31/05‡	5/31/04	5/31/03
NET ASSET VALUE						
Beginning of period	$ 4.68	$ 4.65	$ 4.73	$ 4.76	$ 4.87	$ 4.75
Investment activities						
Net investment income	0.11*	0.20*	0.17*	0.14*	0.14*	0.19*
Net realized and unrealized gain (loss)	0.06	0.03	(0.08)	(0.03)	(0.11)	0.12
Total from investment activities	0.17	0.23	0.09	0.11	0.03	0.31
Distributions						
Net investment income	(0.11)	(0.20)	(0.17)	(0.14)	(0.14)	(0.19)
NET ASSET VALUE						
End of period	**$ 4.74**	**$ 4.68**	**$ 4.65**	**$ 4.73**	**$ 4.76**	**$ 4.87**
Ratios/Supplemental Data						
Total return^	**3.63%***	**5.09%***	**2.01%***	**2.32%***	**0.54%***	**6.74%***
Ratio of total expenses to average net assets	0.55%*+	0.55%*	0.55%*	0.55%*	0.55%*	0.55%*
Ratio of net investment income to average net assets	4.54%*+	4.30%*	3.62%*	2.85%*	2.67%*	3.85%*
Portfolio turnover rate	44.8%+	70.4%	39.9%	56.0%	69.5%	110.1%
Net assets, end of period (in millions)	$ 1,556	$ 1,421	$ 1,363	$ 1,292	$ 1,596	$ 1,052

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 9/30/09.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 26.8%		
FINANCIAL INSTITUTIONS 7.5%		
Banking 3.3%		
Citigroup, 3.625%, 2/9/09	4,840	4,774
Credit Suisse First Boston, 3.875%, 1/15/09	5,050	5,008
Islandsbanki, VR, 5.402%, 10/15/08 (1)	7,580	7,416
JP Morgan, 6.25%, 1/15/09	6,500	6,598
Key Bank, 4.412%, 3/18/08	2,015	2,008
Keycorp, 4.70%, 5/21/09	1,695	1,703
Marshall & Ilsley Bank, 3.80%, 2/8/08	4,030	4,019
Suntrust Banks, 7.75%, 5/1/10	5,000	5,390
U.S. Bank, 6.375%, 8/1/11	600	638
Wells Fargo, 4.20%, 1/15/10	7,660	7,636
World Savings Bank, 4.125%, 12/15/09	5,880	5,846
		51,036
Brokerage 0.8%		
Goldman Sachs, 4.50%, 6/15/10	6,075	6,054
Merrill Lynch, VR, 3.13%, 3/2/09	5,645	5,457
		11,511
Finance Companies 1.9%		
CIT Group, VR, 5.019%, 8/15/08	4,230	4,146
Countrywide Home Loans, 4.125%, 9/15/09	5,650	4,294
GATX, 5.50%, 2/15/12	5,670	5,840
GE Capital, 5.25%, 10/19/12	7,900	8,117
SLM Corporation, VR, 3.10%, 4/1/09	8,065	7,590
SLM Corporation, VR, 3.25%, 2/1/10	130	119
		30,106
Insurance 0.5%		
Hartford Financial Services, 5.25%, 10/15/11	1,305	1,330

Principal Life Income Funding, 5.20%, 11/15/10	1,510	1,525
Travelers Property Casualty, 3.75%, 3/15/08	1,425	1,419
WellPoint, 5.00%, 1/15/11	4,040	4,048
		8,322
Real Estate Investment Trusts 1.0%		
Avalonbay Communities, 6.625%, 9/15/11	7,540	7,934
Simon Property Group, 4.60%, 6/15/10	6,655	6,635
Vornado Realty, 4.50%, 8/15/09	1,435	1,431
		16,000
Total Financial Institutions		116,975
INDUSTRIAL 15.6%		
Basic Industry 0.3%		
Alcoa, 7.375%, 8/1/10	2,000	2,132
Lubrizol, 5.875%, 12/1/08	150	153
Rio Tinto, 2.625%, 9/30/08	2,540	2,485
		4,770
Capital Goods 1.0%		
Boeing Capital, 7.375%, 9/27/10	4,030	4,404
Caterpillar Financial Services, 4.50%, 9/1/08	5,240	5,234
CRH America, 5.30%, 10/15/13	2,825	2,779
John Deere Capital, 3.90%, 1/15/08	3,225	3,220
		15,637
Communications 3.8%		
AT&T, VR, 5.08%, 11/14/08	3,790	3,782
Comcast Cable Communications, 6.75%, 1/30/11	4,148	4,360
Cox Enterprises, 4.375%, 5/1/08 (1)	4,955	4,919
Deutsche Telekom International Finance, 3.875%, 7/22/08	3,225	3,216

France Telecom, STEP, 7.75%, 3/1/11	2,710	2,942
News America Holdings, 7.375%, 10/17/08	4,675	4,761
Sprint Capital, 7.625%, 1/30/11	4,435	4,607
Telecom Italia Capital, 4.00%, 1/15/10	4,145	4,094
Telefonica Emisiones, 5.984%, 6/20/11	5,290	5,446
Telefonos de Mexico, 4.50%, 11/19/08	4,470	4,448
Time Warner Cable, 5.40%, 7/2/12	7,250	7,266
Time Warner Entertainment, 7.25%, 9/1/08	4,955	5,005
Verizon Global Funding, 7.25%, 12/1/10	4,030	4,326
		59,172
Consumer Cyclical 2.5%		
Centex, 4.55%, 11/1/10	4,225	3,686
D.R. Horton, 4.875%, 1/15/10	2,725	2,502
DaimlerChrysler, VR, 5.328%, 8/3/09	6,780	6,695
Harrah's Operating, 5.50%, 7/1/10	6,060	5,696
Home Depot, 3.75%, 9/15/09	4,265	4,185
Home Depot, 5.20%, 3/1/11	2,855	2,850
Nissan Motor Acceptance Corporation, 4.625%, 3/8/10 (1)	4,435	4,480
Pulte Homes, 4.875%, 7/15/09	2,720	2,451
Viacom, 5.75%, 4/30/11	3,580	3,638
Wal-Mart Stores, 6.875%, 8/10/09	1,950	2,034
		38,217
Consumer Non-Cyclical 2.7%		
Bunge Limited Finance, 4.375%, 12/15/08	7,195	7,162
Genentech, 4.40%, 7/15/10	4,685	4,727
General Mills, 6.378%, 10/15/08	5,190	5,334
McCormick & Company, 3.35%, 4/15/09	4,030	3,996
McCormick & Company, 5.80%, 7/15/11	2,730	2,856

UTILITY 3.7%		
Electric 2.7%		
CE Electric UK Funding, 6.995%, 12/30/07 (1)	1,910	1,910
Centerpoint Energy, 5.875%, 6/1/08	4,030	4,036
Dominion Resources, 4.125%, 2/15/08	2,420	2,413
National Rural Utilities, 3.875%, 2/15/08	7,465	7,443
Niagara Mohawk Power, 7.75%, 10/1/08	1,770	1,804
NiSource Finance, VR, 5.585%, 11/23/09	5,240	5,163
Pacific Gas & Electric, 3.60%, 3/1/09	5,000	4,929
PPL Capital Funding, 4.33%, 3/1/09	3,840	3,831
Virginia Electric Power, 5.10%, 11/30/12	3,810	3,804
Wisconsin Electric Power, 3.50%, 12/1/07	4,535	4,535
WPD Holdings, 6.875%, 12/15/07 (1)	2,175	2,175
		42,043
Natural Gas 1.0%		
Duke Capital, 7.50%, 10/1/09	4,840	5,080
Enterprise Products Operations, 4.95%, 6/1/10	5,000	5,061
Kinder Morgan, 6.50%, 9/1/12	4,600	4,554
		14,695
Total Utility		56,738
Total Corporate Bonds (Cost $417,355)		416,969
ASSET-BACKED SECURITIES 12.0%		
Car Loan 6.2%		
AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	5,460	5,550

Bay View Auto Trust Series 2005-3, Class A4 5.01%, 6/25/14	9,928	9,905
Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	2,270	2,293
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4B, VR 4.762%, 3/20/10 (1)	8,650	8,687
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	1,215	1,226
Harley-Davidson Motorcycle Trust Series 2003-3, Class A2 2.76%, 5/15/11	1,408	1,387
Harley-Davidson Motorcycle Trust Series 2003-4, Class A2 2.69%, 4/15/11	1,731	1,711
HSBC Automotive Trust Series 2006-2, Class A4 5.67%, 5/17/13	6,384	6,485
Hyundai Auto Receivables Trust Series 2004-A, Class A4 3.54%, 8/15/11	720	715
Hyundai Auto Receivables Trust Series 2006-A, Class A4 5.26%, 11/15/12	4,620	4,664
M & I Auto Loan Trust Series 2005-1, Class A4 4.86%, 3/21/11	5,292	5,276
Nissan Auto Receivables Owner Trust Series 2004-A, Class A4 2.76%, 7/15/09	2,983	2,971
Onyx Acceptance Grantor Trust Series 2004-B, Class A4 3.89%, 2/15/11	401	400
Onyx Acceptance Grantor Trust Series 2005-A, Class A4 3.91%, 9/15/11	9,087	8,995

Triad Auto Receivables Owner Trust Series 2004-A, Class A4 2.50%, 9/13/10	554	545
Triad Auto Receivables Owner Trust Series 2006-B, Class A3 5.41%, 8/12/11	4,337	4,342
USAA Auto Owner Trust Series 2005-2, Class A4 4.17%, 2/15/11	5,712	5,657
USAA Auto Owner Trust Series 2005-3, Class A3 4.55%, 2/16/10	396	395
USAA Auto Owner Trust Series 2007-2, Class A3 4.90%, 2/15/12	5,750	5,778
Volkswagen Auto Lease Trust Series 2006-A, Class A4 5.54%, 4/20/11	6,775	6,783
Wachovia Auto Owner Trust Series 2006-A, Class A4 5.38%, 3/20/13	6,342	6,389
Wachovia Auto Owner Trust Series 2007-1, Class A3A 5.29%, 4/20/12	5,700	5,760
WFS Financial Owner Trust Series 2004-2, Class C 3.20%, 11/21/11	240	238
World Omni Auto Receivables Trust Series 2005-A, Class A4 3.82%, 11/12/11	720	713
		96,865
Credit Card 3.0%		
Bank of America Credit Card Trust Series 2007-C1, Class C1, VR 4.942%, 6/16/14	7,695	7,091
Bank One Issuance Trust Series 2004-A6, Class A6 3.94%, 4/16/12	720	718

Cabela's Credit Card Trust Series 2005-1, Class A-1 4.97%, 10/15/13	3,970	4,061
Capital One Multi-Asset Execution Trust Series 2003-C4, Class C4 6.00%, 8/15/13	6,755	6,788
Capital One Multi-Asset Execution Trust Series 2005-A2, Class A2 4.05%, 2/15/11	720	716
Capital One Multi-Asset Execution Trust Series 2007-C3, Class C3, VR 4.942%, 4/15/13	2,645	2,545
Citibank Credit Card Issuance Trust Series 2006-A2, Class A2 4.85%, 2/10/11	7,525	7,553
GE Capital Credit Card Master Note Trust Series 2007-3, Class C, VR 4.952%, 6/15/13	3,525	3,412
Household Affinity Credit Card Series 2003-1, Class A, VR 4.772%, 2/15/10	4,034	4,033
MBNA Credit Card Master Note Trust Series 2006-C3, Class C3, VR 4.942%, 10/15/13	4,100	3,930
Nordstrom Private Label Credit Card Master Trust Series 2007-1A, Class A 4.92%, 5/15/13 (1)	5,775	5,827
		46,674
Home Equity 0.7%		
BankBoston Home Equity Loan Trust Series 1998-2, Class A6 6.64%, 12/25/28	2,688	2,683
Chase Funding Mortgage Loan Series 2002-4, Class 2A1, VR 5.529%, 10/25/32	583	577
Chase Funding Mortgage Loan Series 2003-3, Class 1A6 3.717%, 10/25/14	5,943	5,692

Stranded Utility 0.3%		
Centerpoint Energy Transportation Series 2005-A, Class A2 4.97%, 8/1/14	1,345	1,360
PP&L Transition Bond Company Series 1999-1, Class A8 7.15%, 6/25/09	3,811	3,857
		5,217
Total Asset-Backed Securities (Cost $186,561)		186,726
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.9%		
Collateralized Mortgage Obligations 1.2%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 4.098%, 2/25/34	2,218	2,192
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 4.74%, 9/25/34	4,964	4,926
Ryland-Mercury Savings Trust Series 1998-MS2, Class A, CMO, ARM 5.750%, 10/25/18	12	12
Washington Mutual Series 2005-4, Class CB1, CMO, ARM 5.239%, 6/25/35	269	269
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 4.547%, 3/25/35	2,181	2,127
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2C, Class 3A1, CMO, VR 4.936%, 3/25/35	2,752	2,741
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.028%, 9/25/36	5,810	5,867
		18,134

Commercial Mortgage Backed Securities 6.7%

Banc of America Commercial Mortgage Series 2003-1, Class A1, CMO 3.878%, 9/11/36	3,047	2,994
Banc of America Commercial Mortgage Series 2004-6, Class A1, CMO 3.801%, 12/10/42	45	45
Bear Stearns Commercial Mortgage Securities Series 1998-C1, Class A2, CMO 6.44%, 6/16/30	3,528	3,549
Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A1, CMO 3.688%, 11/11/41	54	53
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A1, CMO 4.498%, 9/15/42	3,872	3,846
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A1, CMO, VR 5.546%, 9/11/38	5,276	5,345
Citigroup Commercial Mortgage Trust Series 2004-C2, Class A1, CMO 3.787%, 10/15/41	62	61
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A1, CMO 5.047%, 7/15/44	5,471	5,474
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A1, CMO 4.771%, 9/15/39	5,380	5,371
Credit Suisse Mortgage Capital Certification Series 2007-C1, Class A1, CMO 5.227%, 2/15/40	3,889	3,914
Credit Suisse Mortgage Capital Certification Series 2007-C4, Class A1, CMO 5.54%, 9/15/39	1,368	1,387
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO 7.30%, 6/10/32	4,477	4,610

GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO 5.082%, 11/10/45	2,654	2,663
Greenwich Capital Commerical Funding Series 2004-GGIA, Class A3, CMO 4.344%, 6/10/36	4,136	4,109
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	6,900	6,831
Greenwich Capital Commerical Funding Series 2007-GG9, Class A1, CMO 5.233%, 3/10/39	3,169	3,196
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class A1, CMO 4.613%, 10/15/42	425	424
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB17, Class A1, CMO, VR 5.279%, 12/12/43	5,522	5,580
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1, CMO, VR 5.17%, 5/15/47	6,176	6,216
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A1, CMO 3.636%, 11/15/27	3,573	3,544
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO 3.246%, 3/15/29	7,300	7,162
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A2, CMO, VR 4.567%, 5/15/29	6,725	6,695
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A1, CMO 5.018%, 2/15/31	6,465	6,476
Morgan Stanley Capital I Series 2006-T23, Class A1, CMO 5.682%, 8/12/41	5,386	5,486
Morgan Stanley Capital I Series 2007-T27, Class A1, CMO 5.606%, 6/11/42	8,735	8,847

Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A1, CMO 5.38%, 1/15/39	1,179	1,188
		105,066
Total Non-U.S. Government Mortgage-Backed Securities (Cost $123,322)		123,200

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 25.3%

U.S. Government Agency Obligations 25.2% (2)

Federal Home Loan Mortgage		
5.00%, 10/1- 11/1/18	11,354	11,440
5.50%, 11/1/21	3,104	3,164
6.00%, 11/1/11 - 8/1/22	22,210	22,742
6.28%, 10/27/31	86	90
10.75%, 12/1/09	7	7
Federal Home Loan Mortgage, ARM		
4.212%, 2/1/33	111	112
4.645%, 7/1/35	3,175	3,179
4.701%, 2/1/35	4,878	4,890
4.807%, 11/1/34	1,375	1,374
5.052%, 11/1/35	1,480	1,480
5.13%, 1/1/36	5,886	5,940
5.344%, 2/1/37	2,563	2,573
5.381%, 2/1/37	2,632	2,645
5.388%, 1/1/36	706	708
5.552%, 10/1/36	16,778	17,028
5.923%, 2/1/37	6,848	6,946
5.936%, 1/1/37	1,500	1,522
5.938%, 2/1/34	196	197
5.98%, 12/1/36	5,678	5,766

6.006%, 11/1/36	2,881	2,908
6.79%, 10/1/33	46	47
Federal Home Loan Mortgage, CMO		
4.00%, 1/15/22	1,762	1,757
5.00%, 1/15/19 - 1/15/28	32,151	32,379
6.00%, 9/15/13 - 1/15/30	38,619	39,852
6.50%, 11/15/20 - 8/15/30	10,038	10,358
Federal Home Loan Mortgage, CMO, IO 4.50%, 5/15/16-4/15/18	4,015	369
Federal National Mortgage Assn.		
4.50%, 5/1/18 - 11/1/20	42,284	41,963
5.00%, 1/1/09 - 10/1/21	22,176	22,258
5.50%, 5/1/16 - 12/1/34	30,322	30,788
5.82%, 2/1/09	400	401
6.00%, 5/1/21 - 6/1/22	23,960	24,510
Federal National Mortgage Assn., ARM		
3.81%, 10/1/33	6,351	6,383
3.956%, 2/1/33	138	140
4.018%, 1/1/35	344	345
4.473%, 7/1/34	202	203
4.585%, 7/1/35	3,862	3,868
4.594%, 12/1/32	695	703
4.977%, 1/1/34	365	366
5.321%, 12/1/35	1,325	1,337
5.343%, 12/1/35	1,478	1,498
5.45%, 9/1/37	3,460	3,479
5.472%, 6/1/37	2,478	2,512
5.50%, 11/1/17	20	20
5.518%, 12/1/35	2,221	2,245
5.523%, 3/1/19	1	1

5.527%, 12/1/16 - 11/1/20	27	27
5.54%, 7/1/36	5,535	5,607
5.549%, 1/1/37	2,842	2,866
5.60%, 3/1/18	2	2
5.607%, 3/1/20	14	14
5.609%, 10/1/17 - 7/1/27	83	83
5.625%, 6/1 - 7/1/18	19	19
5.633%, 5/1/17 - 8/1/20	51	52
5.639%, 5/1/24	14	14
5.691%, 1/1/19	50	52
5.697%, 12/1/35	665	671
5.796%, 9/1/37	3,394	3,448
5.984%, 9/1/36	1,744	1,785
6.034%, 12/1/36	2,125	2,157
6.456%, 10/1/32	186	188
6.821%, 9/1/32	287	288
7.045%, 7/1/33	40	41
Federal National Mortgage Assn., CMO		
3.50%, 4/25/13	3,071	3,049
4.00%, 5/25/16	2,656	2,667
4.50%, 6/25/13	688	686
5.00%, 5/25/16 - 1/25/20	5,600	5,743
5.50%, 6/25/10 - 5/25/27	21,718	21,910
5.61%, 1/25/32	66	66
5.875%, 9/25/28	19	19
9.00%, 1/25/08	6	6
Freddie Mac Stated Final, CMO		
2.37%, 12/15/09	467	465
3.32%, 12/15/11	3,420	3,378

4.00%, 12/15/22	99	98
5.50%, 7/15/28	14,490	14,653
		392,547

U.S. Government Obligations 0.1%

Government National Mortgage Assn.		
6.00%, 7/15/17	1,174	1,205
7.00%, 9/15/12 - 12/15/13	781	800
9.50%, 8/15/09	—	—
10.00%, 11/15/09 - 10/20/20	22	27
10.50%, 11/15/15	11	11
11.00%, 4/20/14	2	2
11.25%, 7/15/13	19	21
11.50%, 3/15/10 - 12/15/15	126	139
11.75%, 8/15 - 9/15/13	66	74
Government National Mortgage Assn., CMO, 4.287%, 1/16/30	233	239
		2,518
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $390,960)		395,065

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 13.5%

U.S. Government Agency Obligations 4.3% (2)

Federal Agriculture Mortgage, 4.25%, 7/29/08	200	200
Federal Home Loan Bank, 3.875%, 1/15/10	360	361
Federal Home Loan Mortgage, 4.00%, 12/15/09	135	136
Federal Home Loan Mortgage, 4.25%, 7/15/09	860	867
Federal Home Loan Mortgage, 4.625%, 2/21/08	3,625	3,624
Federal Home Loan Mortgage, 5.125%, 4/18/08	438	439
Federal National Mortgage Assn., 3.25%, 8/15/08	11,438	11,355
Federal National Mortgage Assn., 5.25%, 12/3/07	25,200	25,200

Federal National Mortgage Assn., 5.25%, 1/15/09	445	452
Federal National Mortgage Assn., 6.375%, 6/15/09	13,860	14,416
Federal National Mortgage Assn., VR, 3.111%, 2/17/09	9,760	9,470
		66,520
U.S. Treasury Obligations 9.2%		
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13	10,681	11,049
U.S. Treasury Inflation-Indexed Notes, 3.625%, 1/15/08	10,517	10,553
U.S. Treasury Notes, 2.625%, 3/15/09	22,600	22,466
U.S. Treasury Notes, 3.375%, 11/15/08	5,100	5,108
U.S. Treasury Notes, 4.125%, 8/15/08	388	390
U.S. Treasury Notes, 4.375%, 1/31/08	470	471
U.S. Treasury Notes, 4.375%, 12/15/10	23,100	23,977
U.S. Treasury Notes, 4.50%, 11/15/10	20,500	21,336
U.S. Treasury Notes, 4.625%, 3/31/08	274	275
U.S. Treasury Notes, 4.75%, 1/31/12	45,250	47,753
		143,378
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $207,038)		209,898
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.9%		
Government Guaranteed 0.2%		
Landwirtschaftliche Rentenbank, 3.75%, 6/15/09	4,030	4,036
Total Government Guaranteed		4,036
Owned No Guarantee 0.8%		
Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	7,035	7,176
Pemex Project Funding Master Trust, VR, 6.994%, 6/15/10 (1)	5,645	5,719
		12,895

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/07	Year Ended 5/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 33,178	$ 62,810
Net realized loss	(824)	(2,885)
Change in net unrealized gain	17,543	16,561
Increase in net assets from operations	49,897	76,486
Distributions to shareholders		
Net investment income		
Investor Class	(33,220)	(62,998)
Advisor Class	(53)	(180)
Decrease in net assets from distributions	(33,273)	(63,178)
Capital share transactions*		
Shares sold		
Investor Class	217,797	700,946
Advisor Class	721	4,624
Shares issued in connection with fund acquisition - Investor Class	–	19,053
Distributions reinvested		
Investor Class	31,007	56,723
Advisor Class	52	179
Shares redeemed		
Investor Class	(130,519)	(732,365)
Advisor Class	(275)	(17,093)
Increase in net assets from capital share transactions	118,783	32,067
Net Assets		
Increase during period	135,407	45,375
Beginning of period	1,422,972	1,377,597
End of period	**$ 1,558,379**	**$ 1,422,972**
Overdistributed net investment income	(4,271)	(4,176)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Short-Term Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The fund has two classes of shares: the Short-Term Bond Fund original share class, referred to in this report as the Investor Class, offered since March 2, 1984, and Short-Term Bond Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Forward Currency Exchange Contracts During the six months ended November 30, 2007, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended November 30, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the six months ended November 30, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

TBA Purchase Commitments During the six months ended November 30, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled trust managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $96,331,000 and $125,846,000, respectively, for the six months ended November 30, 2007. Purchases and sales of U.S. government securities aggregated $265,906,000 and $171,538,000, respectively, for the six months ended November 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $19,349,000 of unused capital loss carryforwards, of which $1,367,000 expire in fiscal 2009, $447,000 expire in fiscal 2012, $4,473,000 expire in fiscal 2013, $6,329,000 expire in fiscal 2014, and $3,015,000 expire in fiscal 2015. Further, $3,052,000 of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use related to being acquired through tax-free reorganizations.

At November 30, 2007, the cost of investments for federal income tax purposes was $1,540,429,000. Net unrealized gain aggregated $7,328,000 at period-end, of which $16,519,000 related to appreciated investments and $9,191,000 related to depreciated investments.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Short-Term Government Security Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 4,106,357 shares of the fund (with a value of $19,053,000) for the 1,980,654 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $269,000 of unrealized depreciation and $3,052,000 of unrealized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $1,458,228,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2007, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $207,000 were reimbursed by the manager during the six months ended November 30, 2007. Including these amounts, expenses previously reimbursed by the manager in the amount of $3,869,000 remain subject to repayment at November 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2007, expenses incurred pursuant to these service agreements were $85,000 for Price Associates, $360,000 for T. Rowe Price Services, Inc., and $53,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2007, the fund was charged $140,000 for shareholder servicing costs related to the college savings plans, of which $132,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2007, approximately 9% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2007, the fund was allocated $285,000 of Spectrum Funds’ expenses. Of these amounts, $198,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2007, approximately 27% of the outstanding shares of the Investor Class were held by the Spectrum Funds and none were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of November 30, 2007, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 9,360,888 shares of the Investor Class, representing 3% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2008